BLACKROCK ALLOCATION TARGET SHARES
BATS: Series E Portfolio
(the “Fund”)

Supplement dated February 10, 2016
to the Summary Prospectus dated July 29, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Theodore R. Jaeckel, CFA	2014	Managing Director of BlackRock, Inc.
Walter O’Connor, CFA	2014	Managing Director of BlackRock, Inc.
Michael Perilli	2016	Associate of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BATSE-0216SUP